UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): 23 May 2011
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	1-8097 (Commission File Number)	98-0635229 (I.R.S. Employer Identification No.)
6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: +44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
Item 8.01 Other Events
On 19 May 2011, Ensco plc (“Ensco”) and the other named defendants signed a memorandum of understanding with the plaintiffs to settle the previously disclosed stockholder class action lawsuits filed in the Delaware Court of Chancery related to the Agreement and Plan of Merger, dated as of 6 February 2011 and amended as of 1 March 2011 (as so amended, the “Merger Agreement”), among Pride International, Inc. (“Pride”), Ensco, ENSCO International Incorporated and ENSCO Ventures LLC. As provided in the memorandum of understanding, after approval by the Ensco board of directors, on 23 May 2011, the parties entered into an Amendment (the “Amendment”) to the Merger Agreement.
The Amendment reduces the fee payable by Pride in connection with certain terminations of the Merger Agreement to $195 million from $260 million. The Amendment also shortens the “tail period” for certain transactions that could trigger a termination fee from 12 months to nine months after termination. Under the Amendment, the $195 million fee is payable by Pride if the agreement is terminated under specified circumstances, including (1) the decision by the Pride board of directors to accept a superior proposal, (2) an adverse change in the recommendation of the Pride board of directors or (3) a failure to obtain approval by Pride stockholders after public disclosure of an alternative business combination proposal before the stockholder meeting and either the Pride board of directors determines such proposal to be a superior proposal or, within nine months after termination of the Merger Agreement, Pride enters into a definitive agreement or consummates an alternative business combination proposal.
The Amendment also eliminates the “force the vote” provision applicable to Pride such that Pride would not be required to submit the adoption of the Merger Agreement to its stockholders if the Pride board of directors made an adverse recommendation change.
The memorandum of understanding also provides, among other matters, that the parties will seek to enter into a stipulation of settlement which provides for the release of certain claims held by such class. The stipulation of the settlement will be subject to customary conditions, including court approval. There can be no assurance that the parties will ultimately enter into a stipulation of settlement that receives court approval.
Pursuant to the memorandum of understanding, Pride agreed to make certain additional disclosure related to the proposed merger, which were made on a Current Report on Form 8-K filed by Pride with the SEC on 20 May 2011. These additional disclosures supplement the disclosure contained in the definitive joint proxy statement/prospectus of Ensco and Pride filed with the SEC on 26 April 2011, and should be read in conjunction with the disclosures contained therein. To the extent that information in Pride’s Current Report on Form 8-K differs from or updates information contained in the joint proxy statement/prospectus, the Current Report on Form 8-K is more current.
Additional Information
In connection with the proposed acquisition of Pride International, Inc., Ensco has filed a registration statement including a definitive joint proxy statement/prospectus of Ensco and Pride with the SEC, which the SEC declared effective on 25 April 2011. INVESTORS AND SECURITY HOLDERS OF ENSCO AND PRIDE ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS TO IT) BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. The definitive joint proxy statement/prospectus has been sent to security holders of Ensco and Pride seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus and other relevant documents filed by Ensco and Pride with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties may also obtain, without charge, a copy of the definitive joint proxy statement/prospectus and other relevant documents by directing a request by mail or telephone to either Investor Relations, Ensco plc, 500 N. Akard, Suite 4300, Dallas, Texas 75201, telephone 214-397-3015, or Investor Relations,

Pride International, Inc., 5847 San Felipe, Suite 3300, Houston, Texas 77057, telephone 713-789-1400. Copies of the documents filed by Ensco with the SEC are available free of charge on Ensco’s website at www.enscoplc.com under the tab “Investors.” Copies of the documents filed by Pride with the SEC are available free of charge on Pride’s website at www.prideinternational.com under the tab “Investor Relations.” Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.
Ensco and Pride and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in Ensco’s proxy statement relating to its 2011 Annual General Meeting of Shareholders, as filed with the SEC on 5 April 2011, and Pride’s Amendment No. 1 to its Annual Report on Form 10-K/A, as filed with the SEC on 29 April 2011, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the registration statement, definitive joint proxy statement/prospectus and other relevant documents regarding the transaction filed with the SEC.
Forward-Looking Statements
Statements included in this document regarding the consummation of the proposed transaction, benefits, expected synergies and other expense savings and operational and administrative efficiencies, opportunities, timing, expense and effects of the transaction, contemplated financing of the transaction, financial performance, accretion to earnings, revenue growth, future dividend levels, credit ratings or other attributes of the combined companies and other statements that are not historical facts, are forward-looking statements. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and words and phrases of similar import. These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities, rating agencies or other third parties, actions by the respective companies’ security holders, costs and difficulties related to integration of acquired businesses, delays, costs and difficulties related to the transaction, market conditions, and the combined companies’ financial results and performance, consummation of financing, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing and other factors detailed in risk factors and elsewhere in each company’s Annual Report on Form 10-K for the year ended 31 December 2010, and their respective other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. All information in this document is as of today. Except as required by law, both companies disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 2 to Agreement and Plan of Merger by and among Ensco plc, Pride International, Inc., ENSCO International Incorporated and ENSCO Ventures LLC, dated 23 May 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc
Date: 23 May 2011	/s/ Douglas J. Manko
Douglas J. Manko
Controller and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Amendment to Agreement and Plan of Merger by and among Ensco plc, Pride International, Inc., ENSCO International Incorporated, and ENSCO Ventures LLC, dated 23 May 2011.